497(e)
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AXA Equitable Life Insurance Company

AXA EQUITABLE VARIABLE ANNUITIES

PROSPECTUS SUPPLEMENT DATED FEBRUARY 5, 2010
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This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

APPLICABLE TO CONTRACTS SOLD THROUGH AXA ADVISORS ONLY:

The following information supplements the information in your prospectus that describes how we process your initial contribution*. In "Contract features and benefits" under "How you can make contributions", the second and third paragraphs are replaced with the following:

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than AXA Advisors, this supplement does not apply to you.


* For the Variable Immediate Annuity contract, we used the term "premium" instead of "contribution".










   Copyright 2010 AXA Equitable Life Insurance Company. All rights reserved.


       AXA Equitable variable annuities are distributed by its affiliates,
                  AXA Advisors, LLC and AXA Distributors, LLC,
                1290 Avenue of the Americas, New York, NY 10104.

                      AXA Equitable Life Insurance Company
                 1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234

IM-10-07 (2/10)                                           CAT. NO. 143835 (2/10)
Retail Only - NB                                                          x03030